EXHIBIT 99.1

RESIGNATION, SUCCESSOR APPOINTMENT
AND ACCEPTANCE AGREEMENT

This AGREEMENT (this “Agreement”), effective as of November 1, 2006 (the “Effective Date”), is entered into by Wells Fargo Bank, N.A. (the “Resigning Trustee”), HSBC Bank USA, National Association, as Successor Trustee (the “Successor Trustee”) and Bear Stearns Asset Backed Securities I LLC (the “Depositor”).

Preliminary Statement

Pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Depositor, EMC Mortgage Corporation (the “Seller” and the “Master Servicer”) and the Resigning Trustee, the Resigning Trustee acts as Trustee for the Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1. Certain of the Mortgage Loans (the “EMC Mortgage Loans”) are serviced by EMC Mortgage Corporation (the “Predecessor Servicer”). As of the Effective Date, the Predecessor Servicer is transferring the servicing with regard to certain EMC Mortgage Loans to Wells Fargo Bank, N.A. as successor servicer (the “Successor Servicer”). In order to avoid any conflicts of interest between the Trustee and the Servicer, the Resigning Trustee desires to resign as Trustee effective as of the Effective Date. Section 10.08 of the Pooling and Servicing Agreement provides that the Trustee may at any time resign and be discharged from the trust thereby created by giving written notice thereof to the Depositor, the Seller and the Master Servicer, with a copy to the Rating Agencies, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee. Section 10.08 of the Pooling and Servicing Agreement provides that, if the Trustee shall resign, the Depositor shall promptly appoint a successor Trustee.

WHEREAS, the Depositor desires to appoint the Successor Trustee as Trustee to succeed the Resigning Trustee in such capacity under the Pooling and Servicing Agreement;

WHEREAS, the Successor Trustee is willing to accept such appointment as Trustee under the Pooling and Servicing Agreement;

WHEREAS, the Resigning Trustee desires to assign to the Successor Trustee as trustee all of its rights, titles, privileges, responsibilities, obligations and liabilities under the Custodial Agreement, dated as of July 31, 2006 (the “Custodial Agreement”), by and among the Resigning Trustee, the Depositor, the Seller, the Master Servicer and Wells Fargo Bank, National Association, as custodian;

WHEREAS, the Successor Trustee is willing to accept all of the Resigning Trustee’s rights, titles, privileges, responsibilities, obligations and liabilities under the Custodial Agreement;

NOW, THEREFORE, the Depositor, the Resigning Trustee and the Successor Trustee, for and in consideration of the promises and the other good and valuable consideration described herein, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

1. The Resigning Trustee hereby (a) resigns as Trustee with respect to the Certificates issued pursuant to the Pooling and Servicing Agreement and gives notice thereof to the Depositor, (b)(i) transfers to the Successor Trustee all of its rights, powers, and trusts as Trustee under the Pooling and Servicing Agreement, (ii) acknowledges its obligation to transfer and deliver to the Successor Trustee the Mortgage Files and documents and statements related to each Mortgage Files held by it under the Pooling and Servicing Agreement and (iii) agrees that is shall duly assign, transfer, deliver and pay over to the Successor Trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the Resigning Trustee in the administration of the Pooling and Servicing Agreement as may be requested by the Successor Trustee, (c) agrees to deliver to the Successor Trustee, on or immediately after the Effective Date, an executed copy of the Pooling and Servicing Agreement, (d) represents and warrants to the actual knowledge of its Responsible Officers, without inquiry or investigation, that no Event of Default and no event which with the giving of notice or lapse of time, or both, would become an Event of Default exists under the Pooling and Servicing Agreement, (e) represents and warrants that it has fulfilled each of its obligations and responsibilities under the Pooling and Servicing Agreement and to the actual knowledge of its Responsible Officers, without inquiry or investigation, there is no action, suit or proceeding pending against it before any court or governmental authority arising out of any action or omission under the Pooling and Servicing Agreement, (f) agrees to execute and deliver all further documents reasonably requested to evidence the foregoing act; provided, however, that the Resigning Trustee expressly reserves, retains and does not assign or surrender its rights to indemnity as fully provided under the Pooling and Servicing Agreement with respect to serving as Trustee thereunder prior to its resignation and (g) transfers all of its rights, titles, privileges, responsibilities, obligations and liabilities under the Custodial Agreement to the Successor Trustee.

2. The Resigning Trustee hereby further represents, warrants and covenants as follows:

(a) No covenant or condition contained in the Pooling and Servicing Agreement has been waived (i) by the Resigning Trustee or (ii) to the actual knowledge of the Responsible Officers of the Resigning Trustee, without inquiry or investigation, by the Holders of the percentage in Aggregate Voting Interests of the Certificates required by the Pooling and Servicing Agreement to effect any such waiver;

(b) As of the Effective Date, the Resigning Trustee will not hold the Trust Fund under the Pooling and Servicing Agreement;

(c) Pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Resigning Trustee duly executed, authenticated and delivered Certificates;

(d) The Certificate Register accurately reflects the amount of Certificates issued and outstanding and the amounts payable thereon;

(e) Each person who so executed and authenticated the Certificates was duly authorized, qualified and acting as an officer of the Resigning Trustee and empowered to authenticate the Certificates at the time of such authentication and the signature of such person or persons appearing on the Certificates is each such person’s genuine signature; and

(f) This Agreement has been duly authorized, executed and delivered on behalf of the Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).

3. The Depositor hereby (a) accepts the Resigning Trustee’s resignation as Trustee pursuant to Section 10.08 of the Pooling and Servicing Agreement, (b) represents and warrants that (i) to the actual knowledge of the Depositor, without inquiry or investigation, no Event of Default and no event which with the giving of notice or lapse of time, or both, would become an Event of Default, exists under the Pooling and Servicing Agreement, (ii) it is in compliance with each of its obligations and responsibilities under the Pooling and Servicing Agreement and (iii) there is no action, or suit or proceeding pending or threatened against it before any court or governmental authority arising out of any action or omission under the Pooling and Servicing Agreement, (c) appoints the Successor Trustee as Trustee pursuant to Sections 10.08 and 10.09 of the Pooling and Servicing Agreement, and (d) agrees to execute and deliver all further documents reasonably requested to evidence the foregoing acts.

4. The Depositor hereby further represents, warrants and covenants as follows:

(a) The Depositor is a Delaware corporation duly and validly organized and existing pursuant to the laws of the State of Delaware;

(b) The Pooling and Servicing Agreement was validly and lawfully executed and delivered by the Depositor;

(c) The Depositor has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Pooling and Servicing Agreement;

(d) This Agreement has been duly authorized, executed and delivered on behalf of the Depositor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law); and

(e) All conditions precedent relating to the appointment of the Successor Trustee as successor Trustee under the Pooling and Servicing Agreement have been complied with by the Depositor.

5. The Successor Trustee hereby (a) represents that it satisfies all legal and contractual requirements under Sections 10.06 and 10.09 of the Pooling and Servicing Agreement to succeed to as Trustee, (b) accepts appointment as successor Trustee under Section 10.09 of the Pooling and Servicing Agreement, (c) assumes all rights, duties, obligations and immunities of the Resigning Trustee as successor Trustee with respect to the Pooling and Servicing Agreement, (d) agrees to execute and deliver all further documents reasonably requested to evidence the foregoing acts and (e) accepts the transfer from the Resigning Trustee of all of the Resigning Trustee’s rights, titles, privileges, responsibilities, obligations and liabilities under the Custodial Agreement.

6. The Successor Trustee hereby further represents, warrants and covenants as follows:

(a) The Successor Trustee is a national banking association duly and validly organized and existing pursuant to the laws of the United States of America;

(b) The Successor Trustee will perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Pooling and Servicing Agreement, it being understood that the Successor Trustee’s performance of each such covenant, agreement, condition, obligation and responsibility may be delegated to an agent of the Successor Trustee; and

(c) This Agreement has been duly authorized, executed and delivered on behalf of the Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law).

7. The Successor Trustee hereby accepts its appointment as successor Trustee and each of the duties and obligations imposed on it under the Pooling and Servicing Agreement and the Custodial Agreement.

8.1 Except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms used herein which are defined in the Pooling and Servicing Agreement shall have the meanings assigned to them in the Pooling and Servicing Agreement.

8.2 This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on November 1, 2006.

8.3 The Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of the Pooling and Servicing Agreement. The Resigning Trustee acknowledges that it is in receipt of the funds comprising the fees owed to it as trustee under the Pooling and Servicing Agreement as of the date hereof. The parties hereto acknowledge the obligation of the Master Servicer set forth in Section 8.03 of the Pooling and Servicing Agreement to indemnify the Resigning Trustee for, and to hold the Resigning Trustee harmless against, any loss, liability and expense incurred without negligence or bad faith on the part of the Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Pooling and Servicing Agreement (which obligation shall survive the execution hereof).

8.4 It is understood and agreed that:

(a) this Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which the Resigning Trustee may have incurred in connection with its serving as Trustee, Paying Agent or Certificate Registrar under the Pooling and Servicing Agreement or an assumption by the Successor Trustee of any liability of the Resigning Trustee arising out of a breach by the Resigning Trustee prior to its resignation of its duties under the Pooling and Servicing Agreement; and

(b) this Agreement does not constitute a waiver by the Resigning Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to Article 8.03 of the Pooling and Servicing Agreement.

8.5 References in the Pooling and Servicing Agreement to “Corporate Trust Office” and the address of the Trustee in the Pooling and Servicing Agreement shall be deemed to refer to the corporate trust office of the Successor Trustee which is presently located at: HSBC Bank USA, National Association, 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust & Loan Agency, BSMF 2006-AC1, telephone number: [____], facsimile number: [____].

8.6 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.7 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

8.8 The Depositor, the Resigning Trustee and the Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof. The Successor Trustee does not assume responsibility for or any liability in connection with any negligence or other misconduct on the part of the Resigning Trustee or its agents in connection with such persons’ performance of their respective trusts, duties and obligations under the Indenture. The Master Servicer also acknowledges and reaffirms its obligations to the Successor Trustee as set forth in Section 8.03 of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have duly authorized, executed and delivered this Agreement effective on the date hereof.

WELLS FARGO BANK, N.A.

By:	/s/ William Augustin
Name:	William Augustin

HSBC BANK USA, NATIONAL ASSOCIATION, as Successor Trustee

By:	/s/ Fernando Acebedo
Name:	Fernando Acebedo

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein